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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: February 13, 2004


                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                          0-8623                    11-2400145
(State of incorporation)         (Commission File Number)          (IRS Employer
                                                                  Identification No.)
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                               486 AMHERST STREET
                                NASHUA, NH 03063

                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 13, 2004, Robotic Vision Systems, Inc (the "Company") issued a press release announcing its financial results for the quarter ended December 31,
2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ROBOTIC VISION SYSTEMS, INC.


Date:  February 13, 2004              By: /s/ PAT V. COSTA
                                      -------------------------------------
                                      PAT V. COSTA
                                      Chairman and Chief Executive Officer


                                  By: /s/ Jeffrey P. Lucas
                                      -------------------------------------
                                      Jeffrey P. Lucas
                                      Chief Financial Officer